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                           FIRST AMERICAN FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED JANUARY 17, 2008

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This information supplements the Money Market Funds Class Y Shares Prospectus of
First American Funds, Inc., dated October 31, 2007. This supplement and the Prospectus constitute a current Prospectus. To request a copy of a Prospectus, please call 800 677-FUND.

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THE FOLLOWING REPLACES THE SECTION UNDER "POLICIES AND SERVICES-PURCHASING AND
REDEEMING SHARES-SHARE CLASSES":

The funds issue their shares in multiple classes. This prospectus offers Class Y shares.

Class Y shares are offered at net asset value, with no front-end or contingent deferred sales charge, but with an annual shareholder servicing fee of 0.25%. Class Y shares are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

                                                                       FAF-MMCLY